INVENTORIES - Net Inventories (Details) - USD ($) $ in Millions	Mar. 31, 2025	Dec. 31, 2024
Net inventories
Raw materials and consumables	$ 40.4	$ 36.6
Work in progress	48.5	44.6
Finished goods	1,178.3	1,142.1
Total	$ 1,267.2	$ 1,223.3